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                                                                   EXHIBIT 10.27

                             SUBSCRIPTION AGREEMENT


VSI Enterprises, Inc.
5801 Goshen Springs Road
Norcross, Georgia  30071

Ladies and Gentlemen:

         The undersigned ("Subscriber") hereby tenders this Subscription Agreement ("Agreement") in accordance with and subject to the terms and conditions set forth herein.

1.       Subscription.

         1.1 The undersigned hereby irrevocably subscribes for and agrees to purchase the number of shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of VSI Enterprises, Inc., a Delaware corporation (the "Company"), indicated on the signature page attached hereto at the purchase price per Share set forth on such signature page (the "Purchase Price"). The undersigned has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the purchase price of the Shares for which the undersigned is subscribing (the "Payment").

         1.2 The undersigned understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The Company may hold an initial closing of the Offering (the "Initial Closing") at any time. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date." The Company may hold additional interim closings after the Initial Closing. Any such interim closings are each hereinafter referred to as an "Additional Closing" and shall occur on one or more dates each hereinafter referred to as an "Additional Closing Date." The Initial Closing Date and the Additional Closing Dates are each hereinafter sometimes referred to as a "Closing Date." Upon receipt by the Company of the requisite payment for all Shares to be purchased by the subscribers whose subscriptions are accepted (each, a "Subscriber") at the Initial Closing or any Additional Closing, as applicable, and subject to the satisfaction of certain conditions, the Shares so purchased will be issued in the name of each such Subscriber, and the name of such Subscriber will be registered on the stock transfer books of the Company as the record owner of such Shares. The Company will issue to each Subscriber a stock certificate for the Shares purchased.

         1.3 The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company, of the signature page to this Subscription Agreement and (ii) acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company of the undersigned's subscription (the "Subscription").

         1.4 The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any number of shares of Common Stock that in the aggregate does not exceed the number of Shares of Common Stock hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead to amend this Subscription Agreement, including, in each case, the undersigned's signature page thereto, to effect any of the foregoing provisions of this Section 1.4.

2.       Offering Material.

         2.1 Subscriber represents and warrants that it is in receipt of and that it has carefully read and understands the following items:

                  (a) the Confidential Offering Memorandum of the Company, dated February 24, 2000 (the "Memorandum");


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                  (b)      the Quarterly Report to the Securities and Exchange
         Commission (the "SEC") on Form 10-Q of the Company for the quarter ended September 30, 1999, (the "Form 10-Q");

                  (c) the Annual Report to the SEC on Form 10-K of the Company for the fiscal year ended December 31, 1998, (the "Form 10-K"); and

                  (d)      any other information provided by the Company.

         The Form 10-Q and the Form 10-K shall be referred to herein as the "Public Reports."

3.       Conditions to Subscriber's Obligations.

         3.1 The obligation of the Subscriber to close the transactions contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the date of the Closing (as hereinafter defined) of the following conditions set forth in Sections 3.2 through 3.3 hereof.

         3.2 The representations and warranties made by the Company herein shall be true in all material respects on and as of the Closing Date with the same effect as if they had been made on and as of the Closing Date.

         3.3 All proceedings to be taken in connection with the Transaction are to be consummated at or prior to the Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Subscriber and its counsel, and the Subscriber and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the Transaction and of all corporate proceedings in connection therewith, in form and substance reasonably satisfactory to Subscriber and its counsel.

4.       Representations and Warranties; Covenants; Survival.

         4.1      The Company represents and warrants that, at the date of this
Agreement:

                  (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, entitled to own its property of a material nature and to carry on its business of a material nature as and in places where such property is now owned or operated and such business is conducted;

                  (b) Each of the subsidiaries of the Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, entitled to own their respective properties of a material nature and to carry on their respective businesses of a material nature in places where such properties are now owned or operated and such businesses are conducted, and, except as disclosed in the Public Reports, there is no action or proceeding pending or, to the Company's best knowledge threatened, brought by or before any federal or state agency having jurisdiction over the operations of a material nature of the Company which threatens in any material respect the continued operation of any material phase of the Company's business now conducted by it or its subsidiaries;

                  (c) The Company's certified consolidated financial statements as of December 31, 1998, contained in the Form 10-K, and its unaudited financial statements as of September 30, 1999, contained in the Form 10-Q, including the notes contained therein, fairly present the consolidated financial position of the Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since September 30, 1999, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements subject to changes occurring in the ordinary course of its business;

                  (d) The Company, by appropriate and required corporate action, has, or will have prior to the Initial Closing, duly authorized the execution of this Agreement, and the issuance and delivery of the


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         Common Stock. The shares of Common Stock are not subject to preemptive or other rights of any stockholders and when issued in accordance with the terms of this Agreement, the shares of Common Stock will be validly issued, fully paid and nonassessable; and

                  (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of a material nature of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

5.       Transfer and Registration Rights

         5.1 Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("State Acts"). Subscriber further agrees that it will not sell, assign or transfer the Shares in violation of the Act or State Acts and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Act or State Acts, and further realizes that the Shares cannot be sold unless subsequently registered under the Act and State Acts or an exemption from such registration is available. The Subscriber further recognizes that the Company is not assuming any obligation to register the Shares except as expressly set forth herein. Subscriber also acknowledges that appropriate legends reflecting the status of the Shares under the Act and State Acts may be placed on the face of the certificates for such Shares at the time of their transfer and delivery to the holder thereof.

         5.2 The Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Act and State Acts. Except as provided hereafter with respect to registration of the Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel to the holder of such Common Stock, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Act and State Acts.

         5.3 Within 45 days after the last Closing Date of this Offering, the Company shall use its best efforts to prepare and file with the SEC on one occasion, a registration statement and such other documents as may be necessary, in the opinion of counsel for the Company, in order to comply with the provisions of the Act so as to permit the registered sale of the Shares for a period of one year from the date of the last Closing Date by each and every holder of Shares who desires to register the sale of the Shares and will keep such registration statement effective for such one year period. Within 30 days after the last Closing Date, the Company shall give each such holder notice at the address of such holder appearing on the register and transfer records of Company of the Company's intention to register the sale of the Shares. The obligations of the Company to give such notice shall be limited to the Subscriber and any entity which at the time the Shares may have been transferred was controlled by the Subscriber, in control of the Subscriber, or otherwise affiliated with the Subscriber which entities, together with the Subscriber, are hereafter referred to as "Offering Holders."

         5.4 The obligations of the Company identified in this Section 5 shall be suspended and tolled for such period of time (the "Registration Suspension Period") as is necessary so that under no circumstances shall the registered sale of the Shares by the holders thereof commence within ninety days after the commencement of an underwritten primary public offering of the Company's equity securities (a "Public Offering"). Subscriber acknowledges and agrees that during the Registration Suspension Period it shall not sell any Shares. Subscriber further agrees that it shall, upon request, enter into an agreement with the underwriter of a Public Offering, pursuant to which the Subscriber shall agree not to sell any Shares during the Registration Suspension Period.


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         5.5      If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Shares under the Act for the account of an Offering Holder, the Company will, as promptly as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

                  (c) furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Act and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the underlying shares of Common Stock owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld; and

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under the State Acts as any Offering Holder shall reasonably request, and do any and all such other acts and things as may be necessary or advisable to enable such Offering Holder to consummate the public sale or other disposition of the Shares owned by such Offering Holder in such states; provided, however , that the Company shall not be obligated to register or qualify such securities in any jurisdiction in which such registration or qualification would require the Company to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or has not theretofore so consented.

         5.6 Except as provided below in this Section 5, the expenses incurred by the Company in connection with action taken by the Company to comply with this Section 5, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with State Acts, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 5 for any selling commissions or discounts payable by any Offering Holder to any underwriter or broker of securities to be sold by such Offering Holder. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this
Section 5 that the Company shall have received an undertaking satisfactory to it from each Offering Holder to pay all expenses required to be borne by such Offering Holder and to furnish or cause to be furnished to the Company specifically for use in the preparation of the registration statement and prospectus written information concerning the securities held by such Offering Holder and also concerning any underwriter of such securities and the intended method of disposition thereof and any additional information or documentation as the Company shall reasonably request and as may be required by administrators of the Act or State Acts in connection with the action to be taken by the Company hereunder pursuant to such registration.

         5.7 In the event of any registration of shares of Common Stock pursuant to this Section 5, the Company will indemnify and hold harmless each Offering Holder, its officers, directors and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and


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will reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof, and provided further however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of or is based upon an untrue or omission made in any preliminary prospectus or final prospectus if
(i) such Offering Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Common Stock, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         5.8 At any time when a prospectus relating to the Offering is required to be delivered under the Act, the Company will notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         5.9 In the event of any registration of any securities under the Act pursuant to this Section 5, each Offering Holder will, or will furnish the written undertaking of such other person or entity as shall be acceptable to the Company to, indemnify and hold harmless the Company, its officers, directors and any person who controls such Company within the meaning of
Section 15 of the Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or any underwriter of such Offering Holder's securities specifically for use in the preparation thereof.

         5.10 Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

6.       Closing.

         6.1 The Initial Closing Date shall be on or before March 8, 2000, or such other time as the Company and Subscriber shall mutually agree, and shall occur at the offices of the Company. Additional Closings may be held at any time thereafter, provided, however, that in no event shall the Initial Closing or any Additional Closing occur after April 28, 2000.


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7.       Subscriber Representations. The undersigned Subscriber hereby represents, warrants and acknowledges and agrees with the Company as follows:

         7.1 The undersigned has been furnished with and has carefully read the materials set forth in Section 2.1 hereto and is familiar with and understands the terms of the offering (the "Offering"). With respect to individual or partnership tax and other economic considerations involved in this investment, the undersigned is not relying on the Company (or any agent or representative of the Company). The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisers the suitability of an investment in the Common Stock for the undersigned's particular tax and financial situation and has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

         7.2 The undersigned acknowledges that all documents, records and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned and the undersigned's attorney, accountant or other adviser(s).

         7.3 The undersigned and/or the undersigned's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

         7.4 The undersigned is not subscribing for shares of Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         7.5 The undersigned is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Act. The undersigned, by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate of thereof, directly or indirectly, can be reasonably assumed to have the capacity to protect its interests in connection with an investment in the Shares.

         7.6 If the undersigned is a natural person, the undersigned has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         7.7 The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

         7.8 The undersigned acknowledges that the shares of Common Stock herein subscribed for have not been registered under the Act and under the securities laws of any state. The undersigned will not sell, transfer or otherwise dispose of the Shares unless they are registered under the Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller delivers to the Company an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, confirming the availability of such exemption. The undersigned represents that the undersigned is purchasing the Shares for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act and the restrictions contained in the immediately preceding sentence. The undersigned has not offered or sold any portion of the Shares being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Act.

         7.9 The undersigned recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to a purchase of the Shares.


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         7.10     The undersigned acknowledges that each certificate
representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         7.11 The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

         7.12 If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act ("Regulation "D") and has submitted information substantiating such individual qualification.

         7.13 If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares to offset taxable income.

         7.14 The undersigned shall indemnify and hold harmless the Company and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentations or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative thereof) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Subscriber Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses actually and reasonably incurred by the Company, or any officer, director or control person thereof in connection with such action, suit or proceeding for which the Company, Subscriber, or such officer, director or control person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

8.       Understandings.

         The undersigned Subscriber understands, acknowledges and agrees with the Company as follows:

         8.1 This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before the Initial Closing Date or any Additional Closing Dates, as the case may be, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.



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         8.2      Except as set forth in paragraph 8.1 above, the undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         8.3 No Federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Shares.

         8.4 The Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Subscriber Questionnaire.

         8.5 There can be no assurance that the undersigned will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         8.6 The undersigned acknowledges that the information furnished by the Company to the undersigned or its advisers in connection with the Offering, are confidential and nonpublic and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

         8.7 The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

         8.8 IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION ON REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         8.9 The offering and sale of the Shares is intended to be exempt from registration under the securities laws of certain U.S. states. A purchaser residing in one or more of the following states shall note the language set forth below, which is required to be included in this Agreement by the securities laws of those states. The purchaser must note that there are restrictions on transfer of all Shares.

ALL STATES: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



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


THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TEXAS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS OF TEXAS AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

9.       Miscellaneous.

         9.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth above;

             Attention:                 Karen Franklin
                                        Chief Financial Officer

and in the case of Subscriber to the address for correspondence set forth on the Subscriber Questionnaire.

         9.2 This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         9.3 Except as provided in Section 9.4, this Agreement shall be binding upon and inure to the benefit of the Company, and Subscriber and their successors and assigns.

         9.4 The rights provided under Section 5 are not assignable except to a party who is defined in Section 5 as an "Offering Holder."

         9.5 In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         9.6 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         10. Signature. The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."


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